[Transamerica Life Insurance Company Letterhead]

September 15, 2005

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA L

File No. 811- 21087, CIK 0001143316

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA L, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual reports for the following underlying management investment companies: AEGON/Transamerica Series Trust, AIM Variable Insurance Funds, First American Insurance Portfolios, Inc., Franklin Templeton Variable Insurance Products Trust, Liberty Variable Investment Trust, MFS® Variable Insurance TrustSM, and Putnam Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On August 19, 2005, AEGON/Transamerica Series Trust, filed its semi annual report with the Commission via EDGAR (CIK: 0000778207);

•	On August 25, 2005, AIM Variable Insurance Funds filed its semi annual report with the Commission via EDGAR (CIK: 0000896435);

•	On August 29, 2005, Franklin Templeton Variable Insurance Products Trust filed its semi annual report with the Commission via EDGAR (CIK: 0000837274);

•	On September 7, 2005, Liberty Variable Investment Trust filed its semi annual report with the Commission via EDGAR (CIK: 0000898445);

•	On August 28, 2005, MFS® Variable Insurance Trust filed its semi annual report with the Commission via EDGAR (CIK: 0000918571);

Securities and Exchange Commission

September 15, 2005

•	On August 29, 2005, Putnam Variable Trust filed its semi annual report with the Commission via EDGAR (CIK: 0000822671);

To the extent necessary, these filings are incorporated herein by reference.

Transamerica Life Insurance Company

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Markets Group